EX-99.906CERT


                                  CERTIFICATION
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Institutional Mutual Funds, do hereby certify, to such officer's knowledge, that:

         The annual report on Form N-CSR of the TIAA-CREF Institutional Mutual Funds (the "Funds") for the fiscal year ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: November 14, 2003                   /s/ BERTRAM L. SCOTT
                                           -------------------------------------
                                           Bertram L. Scott
                                           Executive Vice President
                                           (Principal Executive Officer)
                                           TIAA-CREF Institutional Mutual Funds



Dated:  November 14, 2003                  /s/ ELIZABETH A. MONRAD
                                           -------------------------------------
                                           Elizabeth A. Monrad
                                           Executive Vice President
                                           (Principal Executive Officer)
                                           TIAA-CREF Institutional Mutual Funds


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            2003 Annual Report TIAA-CREF Institutional Mutual Funds